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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): OCTOBER 17, 2001
                                                  ----------------



                          IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

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

MASSACHUSETTS                         0-23150                             04-2987600
--------------                      -------------                      -------------------
(State or other                     (Commission                         (IRS Employer
jurisdiction of                     File Number)                       Identification No.)
incorporation)
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         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
         -------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (978) 777-4247
                                                           --------------


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ITEM 5.   OTHER EVENTS.
------    ------------

On October 17, 2001, Ibis Technology Corporation publicly disseminated a press release announcing that it has received an order for an Ibis 1000 oxygen implanter, including spare parts and other options, from the Shanghai Institute of Metallurgy (SIM), Chinese Academy of Sciences. The system will be used by the Shanghai Simgui Technology Co., Ltd. (STC), a company formed by SIM and others, to manufacture SIMOX-SOI wafers in Shanghai, China, for chipmakers serving the growing Chinese consumer electronics market.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

         99.1     Press Release dated October 17, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       ---------------------------
                                       (Registrant)



Date: October 17, 2001                 /s/ DEBRA L. NELSON
                                       ----------------------------------------
                                       Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX
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EXHIBIT                                                                         SEQUENTIAL
NUMBER                     DESCRIPTION                                          PAGE NUMBER
-------                    -----------                                          -----------

99.1                       Press Release dated                                       5
                           October 17, 2001
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